UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Sections 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 14, 2013

The Hillman Companies, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-13293	23-2874736
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10590 Hamilton Avenue
Cincinnati, Ohio 45231
(Address of principal executive offices)

Registrant’s telephone number, including area code: 513-851-4900

NOT APPLICABLE
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On February 14, 2013, The Hillman Companies, Inc. (“we”, “us”, “our”, “Hillman”, or the “Company”) and The Hillman Group, Inc. (“HGI”), entered into an amendment to their existing Credit Agreement (the “Amendment”), dated as of May 28, 2010 (as amended by Amendment No. 1 to Credit Agreement dated as of December 22, 2010 and Amendment No. 2 to Credit Agreement dated as of April 18, 2011, as modified by the Joinder Agreement dated as of November 4, 2011, as amended by Amendment No. 3 to Credit Agreement dated as of January 25, 2012 and as modified by the Joinder Agreement, dated as of November 7, 2012), among OHCP HM Acquisition Corp., OHCP HM Merger Sub Corp., Hillman Investment Company, Hillman and HGI, the banks and other lending institutions from time to time party thereto, and Barclays Bank PLC, as Administrative Agent, Issuing Lender and Swingline Lender, the “Credit Agreement”).

Among other things, the Amendment reduced the interest rates applicable to borrowings under the term loan facility.  As a result of the Amendment, the term loan facility provides borrowings at interest rates based on a Eurodollar rate (with a floor of 1.25% p.a.) plus a margin of 3.00% p.a. (the “Eurodollar Margin”) or a base rate (with a floor of 2.25% p.a.) plus a margin of 2.00% p.a. (the “Base Rate Margin”), a reduction from a Eurodollar Margin (with a Eurodollar floor of 1.50% p.a.) of 3.50% p.a. and a Base Rate Margin (with a base rate floor of 1.25% p.a.) of 2.50%. As a result of the Amendment, the term loan facility maturity date is extended until the earlier of May 28, 2017 (from May 28, 2016) or the date on which term loans become due and payable.

The above summary of the Amendment to the Credit Agreement is qualified in its entirety by reference to the complete terms and provisions thereof filed herewith as Exhibit 99.1.

Item 2.03	Creation of a Direct Financial Obligation.

See Item 1.01 of this Form 8-K which is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(a) Not Applicable.

(b) Not Applicable.

(c) Not Applicable.

(d) Exhibits.

Exhibit Number	Description of Exhibit

99.1
Amendment No. 4, dated as of February 14, 2013, to Credit Agreement, dated as of May 28, 2010 (as amended by Amendment No. 1 to Credit Agreement dated as of December 22, 2010 and Amendment No. 2 to Credit Agreement dated as of April 18, 2011, as modified by the Joinder Agreement dated as of November 4, 2011, as amended by Amendment No. 3 to Credit Agreement, dated as of January 25, 2012 and as modified by the Joinder Agreement, dated as of November 7, 2012), among OHCP HM Acquisition Corp., OHCP HM Merger Sub Corp., Hillman Investment Company, The Hillman Companies, Inc. and The Hillman Group, Inc., the banks and other lending institutions from time to time party thereto, and Barclays Bank PLC, as Administrative Agent, Issuing Lender and Swingline Lender.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE HILLMAN COMPANIES, INC. (Registrant)

Date: February 21, 2013	By:	/s/ Anthony A. Vasconcellos

	Name:	Anthony A. Vasconcellos

	Title:	Chief Financial Officer

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Exhibit Number	Description of Exhibit

99.1
Amendment No. 4, dated as of February 14, 2013, to Credit Agreement, dated as of May 28, 2010 (as amended by Amendment No. 1 to Credit Agreement dated as of December 22, 2010 and Amendment No. 2 to Credit Agreement dated as of April 18, 2011, as modified by the Joinder Agreement dated as of November 4, 2011, as amended by Amendment No. 3 to Credit Agreement, dated as of January 25, 2012 and as modified by the Joinder Agreement, dated as of November 7, 2012), among OHCP HM Acquisition Corp., OHCP HM Merger Sub Corp., Hillman Investment Company, The Hillman Companies, Inc. and The Hillman Group, Inc., the banks and other lending institutions from time to time party thereto, and Barclays Bank PLC, as Administrative Agent, Issuing Lender and Swingline Lender.

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